UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: August 15, 2006
(Date of earliest event reported)
Cygnus Oil and Gas Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50228	33-0967974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Smith Street, Suite 5100 Houston, Texas		77002

(Address of Principal Executive Offices)		(Zip Code)
(713) 784-1113
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
     Cygnus Oil and Gas Corporation is disclosing the management slide presentation attached hereto as Exhibit 99.1.
     The information in this Current Report is being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.
99.1	Management Slide Presentation dated August 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Cygnus Oil and Gas Corporation

Date: August 15, 2006	By:	/s/ Stephen C. Haynes Stephen C. Haynes
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Management Slide Presentation dated August 15, 2006.

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